UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: June 17, 2011

INFORMATION ARCHITECTS CORPORATION

NORTH CAROLINA	0-22325	87-0399301
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

7625 Chapelhill Drive

ORLANDO, FLORIDA 32819

(954) 358-7099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

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Section 1 – Registrant’s Business and Operations

Not Applicable

Section 2 – Financial Information

Not Applicable

Section 3 – Securities and Trading Markets

Not Applicable

Section 4 – Matters related to Accountants and Financial Statements

Not Applicable

Section 5 – Corporate Governance and Management

Not Applicable

Section 6 – Asset-Backed Securities

Not Applicable

Section 7 – Regulation FD

Not Applicable

Section 8 – Other Events

Item 8.01 Other Events

On June 14, 2011, the Company was informed by FINRA that it had received the necessary documentation to announce the below listed corporate action which had been earlier requested (following approval by the Company’s Board of Directors and the majority of the shareholders, subject to approval by FINRA) by the Company:

Description of Corporate action – 1-100 Reverse Stock Split for Common shares, effective June 20, 2011. The number of authorized shares of common remains at 2,000,000,000; par value $.001 and the outstanding shares shall be reversed such that for every 100 shares outstanding at June 20, 2011 turned in or cancelled, 1 new share shall be issued.

Also, the Company announces that there will be a Reverse Stock Split of Series B Preferred shares at 2 for 1, effective June 20, 2011. The number of authorized shares of Preferred B remains at 500,000,000; par value $.001 and the outstanding shares shall be reversed such that for every 2 shares outstanding at June 20, 2011 turned in or cancelled, 1 new share shall be issued.

Section 9 – Financial Statements and Exhibits

Not Applicable

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Exhibits

Number	Description
10.01	None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

June 17, 2011

INFORMATION ARCHITECTS CORPORATION BY: /S/ Roland Breton —————————————— Roland Breton President

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